UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ASA Gold and Precious Metals Limited

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASA GOLD AND PRECIOUS METALS LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

February 22, 2019

Dear Shareholder,

You are cordially invited to attend the Annual General Meeting of Shareholders of ASA Gold and Precious Metals Limited (“ASA” or the “Company”) to be held on March 26, 2019 (the “Meeting”). At the Meeting, you will be asked to consider: (1) the approval of the investment advisory agreement (“Advisory Agreement”) between the Company and Merk Investments LLC; (2) the election of the Company’s Board of Directors and (3) the ratification and approval of the appointment of Tait, Weller & Baker LLP, as the Company’s independent auditors for the fiscal year ending November 30, 2019, and the authorization of the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration. The Board has considered each of these proposals and recommends that you vote FOR each proposal. In particular, the proposed Advisory Agreement with Merk Investments LLC is very important because it will implement external investment management for the Company, which the Board believes will provide potential cost savings and efficiencies along with additional resources.

During the Meeting, management will make available the Company’s audited financial statements for the fiscal year ended November 30, 2018. Further details of the business to be transacted at the Meeting can be found in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement. Your vote is important. The Company invites you to attend the Meeting in person. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date, and return the enclosed proxy card at your earliest convenience. As an alternative to using the proxy card to vote, you may submit your proxy by telephone or via the Internet. Please follow the instructions on the enclosed proxy card.

The Board of Directors extends our appreciation for your continued support.

Sincerely yours,

Mary Joan Hoene
Chair of the Board

Please give all of this information your careful attention. It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting in person, you are requested to promptly complete, sign, and return the enclosed proxy card as soon as possible. You may also vote your shares via the Internet or by telephone as discussed in the Proxy Statement. Returning a signed proxy card or authorizing a proxy by telephone or via the Internet to vote your shares will not prevent you from voting your shares in person if you subsequently choose to attend the Meeting, but your presence (without further action) at the Meeting will not in itself constitute a revocation of a previously delivered proxy.

Forward-Looking Statements

This shareholder communication includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder communication does not constitute an offer to sell or solicitation of an offer to buy any securities.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

The Company strongly encourages you to read the full text of the enclosed Proxy Statement, and is providing the following brief overview of the proposals in the accompanying Proxy Statement in “question and answer” format, to help you better understand and vote on these proposals. Your vote is important. Please vote.

Question: Why are you sending me this information?

Answer: You are receiving these materials because as of the close of business on January 17, 2019, you owned shares of ASA Gold and Precious Metals Limited (“ASA” or the “Company”) As a result, you have the right to vote on proposals relating to the Company at the Annual General Meeting of Shareholders to be held on March 26, 2019 at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022.

Question: What proposals will be acted upon at the Meeting?

Answer: At the Meeting, you will be asked: (i) to approve the investment advisory agreement (the “Advisory Agreement”) between ASA and Merk Investments LLC (“Merk”); (ii) to elect the Company’s Board of Directors (the “Board”); and (iii) to ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2019, and to authorize the Audit and Ethics Committee of the Board to set the independent auditors’ remuneration.

Question: How does the Board recommend that I vote?

Answer: After careful consideration, the Board, including the directors who are not “interested persons” of the Company or Merk (each an “Independent Director”) as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“1940 Act”), recommends that you vote FOR each proposal.

Question: Why am I being asked to approve the Advisory Agreement?

Answer: ASA currently relies on its own employees for most of its day-to-day operations (i.e., it is internally managed). Nearly all registered investment companies engage an external investment adviser pursuant to an advisory agreement. The Board believes that the Company’s present structure should be changed so that the portfolio management and certain operational services(1) are provided by Merk, an external investment adviser, under the terms of the Advisory Agreement. Under the 1940 Act, the investment advisory agreement must be approved by ASA’s shareholders.

Question: What motivates the Board to engage an external adviser?

Answer: ASA was launched in 1958 and has operated as an internally managed closed-end investment company since April 1978. In recent years, the Company has experienced a decline in assets related both to expenses that exceed current income and the depressed market for gold and precious metal mining stocks. As assets decrease, the fixed costs associated with the internal management structure remain the same and so the expense ratio generally increases. Having evaluated strategic options for ASA, the Board concluded that externalizing investment management with an experienced and committed investment adviser will provide valuable resources and greater efficiencies. The transition to

(1)

Operational services to be provided by Merk include maintaining databases and information of the Company with respect to the Company’s history, personnel, research, brokers and counterparties, and portfolio performance. Merk will facilitate winding down or terminating any existing agreements that are no longer desired by the Board, including negotiating a termination or sublease of the Company’s current office lease and/or terminating or assuming the Company’s current contracts with external information technology service providers, as may be applicable. Merk will also manage the Company’s website.

an external management structure will also allow certain expenses to decrease if the Company’s assets were to decrease. The Board believes that this opportunity provides a more sustainable and transparent cost structure for the long-term benefit of shareholders.

Question: What is Merk’s experience?

Answer: While Merk currently does not advise closed-end funds, the Board has been informed by Merk that its relevant experience includes:

•	Merk has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since 2001.

•	Precious metals and mining: Merk has been advising clients regarding investments in the precious metals and mining industry since in 2002.

•

Registered investment companies: Merk launched its first mutual fund in 2005 and now acts as investment adviser to two currency mutual funds. ASA is a registered investment company with many of the same requirements as a mutual fund.

•	Exchange-traded products: In 2014, Merk launched an exchange-traded physical gold trust with a unique redemption feature enabling retail investors to exchange their shares for gold coins and bars.

•	Merk has extensive macro investment experience and research capability, including a history of assessing interest rates and credit conditions that may affect the precious metals and mining industry.

Question: How will Merk’s experience influence the portfolio management of the Company?

Answer: ASA has not changed its investment objectives or fundamental investment strategy. If the Advisory Agreement is approved, Merk will manage ASA’s portfolio consistent with the stated investment objectives and strategy. Merk will employ bottom-up fundamental analysis and rely on detailed primary research including meetings with portfolio company executives, on-site visits to key operating assets, and proprietary financial analysis in making its investment decisions. In addition, Merk has portfolio analytic resources and review processes that it will use to provide insight and oversight to the primary portfolio management function.

The Board believes that Merk’s experience in other areas may also be beneficial to the Company. For example, Merk conducts extensive primary research on monetary policies in major countries, as well as on credit conditions and the business cycle. Merk believes this research is relevant because the price of precious metals is influenced by these factors and because the fate of mining companies is influenced by access to capital, which is related to overall credit conditions.

In addition, Merk performs quantitative research and provides systematic currency programs implementing long/short strategies that trade in major currency markets and are based on algorithmic trading rules. While Merk’s focus in managing ASA will be bottom-up fundamental analysis, the Board believes Merk’s quantitative expertise can be helpful in assessing and managing portfolio risks.

Question: What about Merk’s history as an investment adviser and interest in serving ASA?

Answer: Merk, together with its predecessor company, has been in business for over 24 years and has a proven commitment to investing and researching the precious metals and mining industry. Merk publishes research reports and newsletters, hosts webinars, and provides speeches and interviews with business media, journalists, and influencers in the precious metals and mining industry. Merk seeks public engagement to obtain feedback and promote internal idea generation. In addition, Merk has agreed to hire additional investment professionals to support its work with ASA. Merk has already begun to employ resources and assist with transition planning in anticipation of the Advisory Agreement being approved.

After requesting and evaluating extensive information from Merk the Board approved the Advisory Agreement and the solicitation of the Company’s shareholders at its December 2018 meeting. Following that meeting, Axel Merk, the President and Chief Investment Officer of Merk, demonstrated his personal commitment to ASA by acquiring, along with his wife, a total of 43,825 shares of ASA through their retirement accounts.

Question: What resources will Merk bring to the Company?

Answer: The Board believes that ASA will benefit from Merk’s established infrastructure as an investment adviser, with the firm’s emphasis on risk management, internal controls and compliance program, and integrated approach to research and institutional investment advice. Merk currently manages two registered investment companies and thus has important experience with operating funds subject to the 1940 Act, which governs ASA. Also, Merk has website and webinar capabilities that are expected to provide enhanced communication with shareholders, including periodic webinars to discuss ASA’s strategy and performance.

Merk will also provide new management to ASA. Chief Investment Officer Axel Merk will be supported by a team composed of investment professionals which provide research and analysis to underpin the investment process utilized to manage ASA. A recent addition to Merk’s team is Mr. Peter Maletis, who from 2010 until early 2019 worked at Franklin Templeton Investments where he was a research analyst supporting a fund focused on gold and precious metals companies. Mr. Maletis is joining Merk as Vice President–Gold & Precious Metals Research and a member of Merk’s Portfolio Management Group.

Question: Are other changes being made at ASA?

Answer: Moving from an internally- to an externally-managed structure includes outsourcing other functions in addition to investment management. Consistent with common fund industry practice, the Company has engaged Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) effective on or about March 1, 2019, to provide, among other things, fund accounting and fund administration services (“Administration Agreement”). In the Board’s assessment, the arrangement should offer economies of scale by consolidating the chief financial officer and internal administration function with full fund accounting services, internal controls, and oversight at Atlantic. Unlike the Advisory Agreement with Merk, the Administration Agreement with Atlantic does not require shareholder approval and it will be implemented whether or not shareholders approve the Advisory Agreement with Merk.

Question: How will the transition to external management achieve a more sustainable and transparent cost structure, once implemented?

Answer: In moving to an external adviser, the advisory fee will be based on a percentage of annual average daily net assets, rather than fixed costs associated with ASA’s current structure of employing and paying investment and administrative personnel directly and supporting an office of its own. While there will be costs associated with the transition(2), the Board anticipates cost savings over time from the new externally-managed structure.

Pursuant to the Advisory Agreement, the Company will pay Merk a fee at an annual rate of 0.70% of the annual average daily net assets of the Company (“Adviser Fees”). The Adviser Fees will accrue daily and be payable monthly in arrears on the first business day of each calendar month for services performed during the prior calendar month. After the transition to Merk, all current investment related expenses for the Company will be eliminated along with operational overhead expense associated with investment management services.

Moreover, the Board will periodically review the appropriateness of the advisory fee and has the ability to terminate the Merk.

Starting on or about March 1, 2019, Atlantic will provide comprehensive fund administration services. Atlantic’s administrative services will be based on a percentage of net assets (subject to a minimum fee), a fee for certain officer services plus out of pocket expenses. If assets remained consistent with 2018 levels, the charges for administrative services are expected to be lower than the aggregate costs for

(2)

Transition expenses are estimates and include termination of information technology services and an expectation that the Company’s office space will be sub-leased close to the current lease rate. Transition costs may be higher if a sub-lease is not initiated on April 1, 2019 or if the sub-lease is at a lower rate than anticipated.

these services as currently provided by a combination of ASA employees and external service providers, including an external accounting firm. However, there can be no guarantee that actual costs will be lower.

Question: Is there a transition impact on ASA?

Answer: ASA’s most recently concluded fiscal year ended November 30, 2018 (“Fiscal 2018”). The transition to Merk, subject to shareholder approval of the Advisory Agreement, is proposed to take place on or about March 31, 2019; as such, the current fiscal year ending November 30, 2019 (“Fiscal 2019”) will reflect results from both the internal management structure and the external management structure and transition expenses resulting from employee severance benefits and other termination-related expenses. For example, the Company has a lease agreement for office space that extends beyond March 31, 2019 and is now seeking to sub-let the property; however, there is no guarantee that the space will be sub-let at the same rate as under the lease agreement or that that the Company could otherwise terminate the lease agreement with no additional costs. Accordingly, ASA will not experience the full benefits anticipated from the transition to external management until these legacy arrangements have been fully eliminated. The Board evaluated the anticipated transition costs when deciding it was in ASA’s best interests to move to the external management arrangement.

Question: What happens if the Advisory Agreement with Merk is Not Approved at the Shareholder Meeting?

Answer: If there is an insufficient quorum or vote to approve the Advisory Agreement with Merk on March 26, 2019, the Board expects to adjourn the Shareholder Meeting until a later date and continue to seek votes in favor of the agreement. If Shareholders vote against the agreement, the Board will arrange for interim portfolio management by a qualified party or individuals and evaluate alternatives for ASA.

Question: Why am I being asked to elect the Company’s Board of Directors?

Answer: Each of the Company’s Directors serves a term of office which commences, and subsequently ends, with an Annual General Meeting of Shareholders. At its January 11, 2019 meeting, the Board, upon the recommendation of the Nominating Committee, nominated three individuals for election as Directors, Gary Glynn, Bruce Hansen and Mary Joan Hoene, each to hold office as a Director of the Company until the next Annual General Meeting of Shareholders. Each of the three nominees is a current Independent Director of the Company.

Question: Why are the Company’s Shareholders asked to ratify the Board’s appointment of the Company’s Independent Auditor and authorize the Audit and Ethics Committee of the Board to set the Independent Auditor’s remuneration?

Answer: Section 89 of the Companies Act 1981 of Bermuda (the “Company Act”) grants ultimate authority to appoint the Company’s independent auditors to the shareholders of the Company. The independent auditor is nominated by the Audit and Ethics Committee of the Board, which submits the nomination to be ratified by the Board and further submitted to the Company’s shareholders for approval of the appointment. The Company Act dictates that the Independent Auditor will hold office until the close of the next Annual General Meeting. Additionally, the Company Act provides that the Board may set the remuneration of an Independent Auditor approved by the shareholders of the Company if the shareholders authorize them to do so.

Question: How do I vote my shares?

Answer: Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by mail, you may vote by telephone, via the Internet or in person at the Meeting. To vote by telephone, please call the toll-free number listed on the proxy card. To vote via the Internet, please access the website listed on the proxy card. Please note that to vote by telephone or via the Internet, you will need the unique “control” number that appears on the enclosed proxy card.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the Meeting. If you hold your shares in “street name” and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting. If you will attend the Meeting and vote in person, please let us know by calling 1-800-432-3378. Regardless of whether you plan to vote at the Meeting, you may be required to provide valid photographic identification, such as your driver’s license or passport. If you hold your shares in “street name” you may have to show valid identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Company, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on January 17, 2019.

Question: When should I return my proxy?

Answer: ASA would like to receive your completed, signed, and dated proxy as soon as possible. You may submit your proxy by mail, telephone or via the Internet. Because your vote is important to us, you may receive a call from ASA or The Proxy Advisory Group, LLC (“PAG”), the Company’s proxy solicitor, reminding you to vote.

Question: What if I have other questions?

Answer: If you have any questions about any proposal or need assistance voting your shares, please call PAG, ASA’s proxy solicitor, toll-free at 1-888-33PROXY (1-888-337-7699).

ASA GOLD AND PRECIOUS METALS LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 26, 2019

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Meeting”) of ASA Gold and Precious Metals Limited (the “Company”) will be held on March 26, 2019, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, for the purpose of considering and acting upon the following business:

1.	To approve the investment advisory agreement between the Company and Merk Investments LLC;

2.	To elect the Company’s Board of Directors;

3.

To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2019, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration; and

4.	Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors recommends that shareholders vote FOR each proposal.

During the Meeting, management will make available the Company’s audited financial statements for the fiscal year ended November 30, 2018.

The Board of Directors has fixed the close of business on January 17, 2019, as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

By order of the Board of Directors,

James Nash Secretary

February 22, 2019

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Whether or not you plan to attend the Meeting in person, please vote your shares. In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the Internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	Indicate your instructions on the proxy card;

•	Date and sign the proxy card;

•	Mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed within the continental United States; and

•

Allow sufficient time for the proxy card to be received by 10:00 a.m. Eastern Time, on March 26, 2019. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date, or in person during the Meeting.)

If you sign, date, and return the proxy card but give no voting instructions for any proposal(s), the proxies will vote FOR such proposal(s). In order to avoid the additional expense of further solicitation, the Company asks that you mail your proxy card promptly.

As an alternative to voting by mail, you may vote by telephone or via the Internet, as follows:

To vote by telephone:		To vote via the Internet:

(1)	Read the proxy statement and have your proxy card at hand.	(1)	Read the proxy statement and have your proxy card at hand.

(2)	Call the toll-free number that appears on your proxy card.	(2)	Go to the website that appears on your proxy card.

(3)	Enter the control number set forth on the proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the proxy card and follow the simple instructions.

The Company encourages you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals or need assistance voting your shares, please contact PAG, the Company’s proxy solicitor, toll-free at 1-888-33PROXY (1-888-337-7699).

If the Company does not receive your voting instructions, you may be contacted by the Company or by PAG to remind you to vote.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the Meeting. If you hold your shares in “street name” and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders to be held on March 26, 2019.

This Notice, the Proxy Statement, and the Annual Report of the Company
for the fiscal year ended November 30, 2018, are available at www.asaltd.com/proxymaterial.

ASA GOLD AND PRECIOUS METALS LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 26, 2019

SOLICITATION AND REVOCATION OF PROXIES

Your proxy is solicited by the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (“ASA” or the “Company”) for use at the Annual General Meeting of Shareholders (the “Meeting”) to be held on March 26, 2019, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022 (the Meeting and any adjournments or postponements thereof are referred to herein as the “Meeting”). Shareholders who execute proxy cards or provide voting instructions by telephone or via the Internet may revoke them at any time before the proxy is used at the Meeting by delivering a duly executed proxy bearing a later date, by submitting a letter of revocation delivered to James Nash, Secretary, at ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402 or to his designee at the Meeting, or by attending the Meeting and voting in person by ballot. If you hold shares through a broker, bank or other nominee, please consult your broker, bank or nominee regarding your ability to revoke voting instructions after such instructions have been provided.

The expense of preparing, assembling, printing and mailing the Proxy Statement, accompanying Notice, proxy card and any other material used for the solicitation of proxies by the Board will be paid by the Company. The Company has retained The Proxy Advisory Group, LLC (“PAG”), 48 Wall Street, 22nd Floor, New York, NY 10005, to assist in the solicitation of proxies. Such solicitation will primarily be by mail and telephone. As compensation for such assistance, PAG will receive a fee estimated at approximately $15,000. PAG will also be reimbursed for out-of-pocket costs in connection with the solicitation. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company and PAG may solicit proxies by telephone, electronic communications or personal contact. Directors and officers will not receive any additional compensation for these actions. The Company will reimburse brokers, nominees and fiduciaries that are registered owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The approximate mailing date of this Proxy Statement, accompanying Notice, and the proxy card will be February 22, 2019.

The Annual Report of the Company for the fiscal year ended November 30, 2018 preceded this Proxy Statement and was mailed to shareholder on or about January [29], 2019. If you have not received a copy of the Annual Report and would like to receive one free of charge, please contact ASA Shareholder Services at ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402 or by telephone at 1-800-432-3378. You may also view the Annual Report on the Company’s website at www.asaltd.com/proxymaterial.

VOTING AT THE MEETING

Only registered shareholders as of the close of business on January 17, 2019 (the “Record Date”) will be entitled to vote at the Meeting. There were 19,289,905 common shares of the Company, par value $1.00 per share (“common shares”), outstanding as of the Record Date, each of which entitles the holder to one vote. Shareholders do not have appraisal rights in connection with the proposals in this Proxy Statement. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions provided. If a shareholder has signed a proxy card but no instructions are indicated, the named proxies will vote FOR each of the following proposals: (i) to approve the investment advisory agreement (“Advisory Agreement) between the Company and Merk Investments LLC (“Merk”); (ii) to elect as directors each of the nominees listed on the proxy card; (iii) to approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2019, and to authorize the Audit and Ethics Committee of the Board to set the independent auditors’ remuneration; and (iv) FOR, AGAINST or ABSTAIN on such other matters as may properly come before the Meeting in the named proxies discretion.

Shareholders may provide their proxies by mail, by telephone, or via the Internet, or may vote in person at the Meeting. If your shares are registered in your name, the Company encourages you to provide your proxy by telephone by calling toll-free 1-800-652-VOTE (8683) or, if you have Internet access, via the Internet at www.investorvote.com/asa. When you provide your proxy by telephone or via the Internet, your instructions are recorded immediately and there is no risk that postal delays will cause your proxy to arrive late and therefore not be counted. If you hold your shares in “street name” through a broker, bank or other nominee, your nominee may allow you to provide voting instructions by telephone or via the Internet. Please consult the materials you receive from your nominee prior to providing your proxy by telephone or via the Internet. Shareholders who plan to attend the Meeting and vote in person should call 1-800-432-3378. If you hold your shares in “street name” and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting. Shareholders who plan on attending the Meeting may be required to provide valid photographic identification, such as your driver’s license or passport, in order to gain admission. If you hold your shares in “street name” you may have to show identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Company, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on January 17, 2019 in order to gain admission.

If you have any questions regarding the proposals or need assistance voting your shares, please contact the Company’s proxy solicitor, PAG, toll-free at 1-888-33PROXY (1-888-337-7699).

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Company is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), owning beneficially more than 5% of the Company’s outstanding common shares, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	2,150,289(1)	11.1%

(1) The number of shares shown is based solely on the Form 13F filed by Lazard Asset Management LLC on November 13, 2018, reflecting information as of September 30, 2018, according to which Lazard Asset Management LLC has sole voting and investment power over those shares.

QUORUM AND REQUIRED VOTING

One-third (1/3) of the Company’s outstanding common shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the Chair of the Meeting may determine.

Assuming that a quorum is present at the Meeting, approval of Proposal 1 requires the affirmative vote of the lesser of (a) sixty-seven (67) percent or more of the shares present at the Meeting, if more than fifty (50) percent of the Company’s outstanding shares are present or represented by proxy; or (b) more than fifty (50) percent of the Company’s outstanding shares. The election of each director nominated under Proposal 2, and the ratification and approval of the appointment of the Independent Auditors and authorization of the Audit and Ethics Committee of the Board to set the Auditors’ remuneration pursuant to Proposal 3 each require the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy. Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees for which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, and will be disregarded in determining the “votes cast” on a proposal. Therefore, abstentions and “broker non-votes” will have the effect of a vote against Proposal 1 and will have no effect on the vote for either Proposal 2 or Proposal 3.

PROPOSAL 1:

TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN
THE COMPANY AND MERK INVESTMENTS LLC

Background

ASA is an “internally managed” closed-end fund, which means that it directly incurs all costs and expenses associated with portfolio management and other operations. There is no external investment adviser that would typically provide these services under a basis point fee-based advisory agreement (which allows fees to decrease as assets go down and increase as assets go up in value). At its December 13, 2018 meeting (the “December meeting”), the Board, including the Directors who are not “interested persons” (“Independent Directors”) as that term is defined in the Investment Company Act of 1940, (the “1940 Act”), as amended, approved the investment advisory agreement (“Advisory Agreement”) between ASA and Merk whereby Merk would act as ASA’s external investment adviser subject to shareholder approval of the Advisory Agreement. The form of Advisory Agreement is attached hereto in Appendix A. If approved by shareholders, under the terms of the Advisory Agreement, Merk will manage ASA’s day-to-day investment decisions and will be paid a fee at an annual rate of 0.70% of ASA’s annual average daily net assets. The Company’s investment objective, principal investment strategies and fundamental investment policies will not change as a result of the Advisory Agreement.

At the December meeting, the Board also approved a Fund Administration Agreement with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) to perform accounting, financial oversight and administration services for the Company. Full implementation is scheduled to be effective on or about March 1, 2019. Assuming shareholders vote in favor of the Advisory Agreement with Merk, as the Board recommends, ASA will operate with a full external management structure.

The Board believes that this arrangement will provide cost savings, enhance controls and oversight, improve the ability of investors to compare the Company with other investment vehicles and offer the potential for improved portfolio performance.

Information Concerning Merk

Merk is a single member Delaware limited liability company that is 100% owned by Alexander “Axel” Merk, president and chief investment officer, and is located at 44 Montgomery Street, Suite 3730, San Francisco, California 94104. Merk is registered as an investment advisor with the Securities and

Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of January 31, 2019, Merk had approximately $279 million in assets under management.

Pro Forma Expenses

As discussed throughout this Proxy Statement, the Company is currently internally managed and is now proposing to hire Merk as external investment adviser. The following table shows the estimated pro forma fees and expenses of the Company for the fiscal year ended November 30, 2019, assuming 1) the Advisory Agreement with Merk is approved effective March 31, 2019; and 2) the outsourced accounting and administration agreement with Atlantic, based on the level of assets as of November 30, 2018 and expenses incurred by the Company for the fiscal year ended November 30, 2018, adjusted for the current fiscal year when known. The table reflects the current internal management costs through March 31, 2019 and transition expenses. (The Company does not charge any shareholder transaction expenses such as sales loads or dividend reinvestment and cash purchase plan fees, although the Dividend Reinvestment Plan Agent does charge some fees.)

	Pro Forma (internally managed)	Pro Forma (externally managed)
Annual Expenses (as a percentage of net assets attributable to common shares):
Management fees(1)		0.70%
Research(1)	0.38%
Fund accounting, administration and operations[i]	0.55%	0.11%
Other expenses(2)	0.37%	0.37%
Transition expenses(3)	0.00%	0.02%

Total Annual Fund Expenses	1.30%	1.20%

(1)

Externally managed, the management fee of 0.70% of net assets covers Merk’s services as specified in the Advisory Agreement. Administrative services, including fund accounting, will be provided at approximately 0.10% of net assets by Atlantic and other service providers, including outsourced CCO services. Internally managed, these services were split across investment research (0.38% of net assets), and administration & operations (0.55% of net assets). The internally managed model also assumes Atlantic providing fund administration services, and the necessary internal accounting, administrative and operational support. Internally managed, consistent with past practice, 60% of the CEO’s expense would be allocated to investment research; 40% to administration & operations.

(2)	Other expenses based on expenses incurred during the fiscal year ended November 30, 2018.

(3)

Transition expenses are estimates and include termination of IT services and expectation that ASA’s approx. 2,500 square foot office will be sub-leased at $6.25 per square foot per month; ASA is currently paying $7.00 per square foot; transition costs for the externally managed model will be higher if sub-lease is not initiated on April 1, 2019; or if the sub-lease is at a lower cost per square foot.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly if the Advisory Agreement is approved. Because there is no external adviser currently, there is no direct comparison that can be made between the current and anticipated costs for portfolio management. Other expenses are based on estimated amounts for the current fiscal year. If the Advisory Agreement had been in place during the fiscal year ended November 30, 2018, ASA would have paid approximately $1,572,442 to Merk for investment advisory and operational services in lieu of paying compensation to its employees and other internally-managed expenses.

Expense Example

The following table shows the fees and expenses of the Company as a percentage of average net assets. The following examples illustrate the expenses that you would pay on a $1,000 investment in shares of the Company, assuming (1) a 5% annual return and (2) that the Company incurs current and pro forma expenses at the levels set forth in the table above. This Example should not be considered a representation of future expenses. Actual costs may be higher or lower than those shown below.(1)

1 Year		3 Years		5 Years		10 Years

Pro Forma (internally[i] managed)	Pro Forma (externally managed)	Pro Forma (internally[i] managed)	Pro Forma (externally managed)	Pro Forma (internally[i] managed)	Pro Forma (externally managed)	Pro Forma (internally[i] managed)	Pro Forma (externally managed)

$13.00	$12.00	$42.47	$38.81	$77.08	$70.35	$190.80	$174.35

Historically, a substantial portion of ASA’s expenses are relatively fixed and do not fluctuate based on assets under management. If the Company were to remain internally managed, the expense ratio might be more likely to decline with a material rise in assets than with external management.

Terms of the Advisory Agreement

The following summary of the Advisory Agreement is qualified in its entirety by reference to the form of the Advisory Agreement attached hereto as Appendix A.

Advisory and Other Services. Under the Advisory Agreement, Merk will, subject to the supervision of the Board, manage the investment and reinvestment of ASA’s assets and provide other operational services. Merk will make decisions with respect to all purchases and sales of securities and other investment assets consistent with the Company’s investment objectives, policies and restrictions, any applicable SEC exemptive relief, and applicable laws and regulations. Merk is authorized to exercise full discretion and act for ASA with respect to such transactions, as well as with respect to all other things necessary to the conduct of such transactions, including voting of proxies, subject to proxy voting policies approved by the Board. Merk may allocate brokerage on behalf of ASA to a broker-dealer who provides permissible brokerage and research services consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended. Merk will assume certain operational aspects of the Company, including maintaining databases and records and fulfilling responsibilities under agreements with vendors and professional firms and with terminated employees. Merk will facilitate winding down or terminating any existing agreements that are no longer desired by the Board (“Legacy Agreements”), including negotiating a termination or sublease of the Company’s current office lease. Merk will maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws. Merk will cooperate with the Company’s independent public accountants, administrator, and other service providers.

Liabilities of Merk. Merk will not be liable for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Company, or any of its shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of Merk’s duties or obligations under the Advisory Agreement or by reason of Merk’s reckless disregard of its duties and obligations under the Advisory Agreement.

Disclaimer of Trustee and shareholder liability. The directors and shareholders of ASA will not be personally liable for any obligations of the Company. Merk agreed that, in asserting any rights or claims under the Advisory Agreement, it will look only to the assets and property of the Company to which Merk’s rights or claims relate, and not to the directors or the shareholders of the Company.

Duration and Termination. The Advisory Agreement provides that it will remain in effect for a period of two years and will continue in effect for successive annual periods thereafter; provided that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Company, and, in either case; (ii) by a majority of the Independent Directors. Additionally, the Advisory Agreement may be terminated at any time, without

(1)For the externally managed pro forma expenses, transition expenses are assumed to be only applied in the first year.

the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Company on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Company; provided however that the Board may terminate the Advisory Agreement without prior written notice where the Board reasonably determines that the Adviser cannot or is not expected to render reasonable quality of services. The Advisory Agreement will terminate immediately upon its assignment.

Governing Law. The Advisory Agreement will be construed in accordance with the 1940 Act and the laws of the state of Delaware.

Compensation. Pursuant to the Advisory Agreement, the Company will pay Merk a fee at an annual rate of 0.70% of the annual average daily net assets of the Company (“Adviser Fees”). The Adviser Fees will accrue daily and be payable monthly in arrears on the first business day of each calendar month for services performed during the prior calendar month.

Board Considerations of the External Management Structure and the Advisory Agreement

The Board has considered the appointment of Merk as the Company’s investment adviser, subject to shareholder approval of the Advisory Agreement. Set forth below are factors that the Board considered in changing to an external management structure and approving Merk and the Advisory Agreement.

For some time, the Board has evaluated ASA’s operations, structure, and performance in light of continuing losses that result, in part, from relatively fixed expenses and rising costs applied to an eroding asset base. The Board carefully considered a number of options, including the possibility of liquidating the Company and distributing its assets to shareholders or merging with another entity. However these options would be costly and could have adverse tax consequences for shareholders because of ASA’s status as a passive foreign investment company as well as the large amount of retained investment income and gains in the Company’s portfolio. Also, to the Board’s knowledge, ASA shareholders have not requested such a step. The Board concluded that there is a place for ASA in the investment marketplace but that it was time to change its internally managed structure to external management. The Board believes that ASA can operate at a lower expense ratio, over time, by retaining Merk and Atlantic, although, there can be no guarantee that ASA’s actual performance will improve or expenses will decrease. ASA is a stand-alone entity that lacks scale in an increasingly competitive asset management industry. In addition, a number of exchange-traded funds with a focus on gold, precious metals, and gold bullion have come to market since 2004. Most of these vehicles operate at significantly lower expense ratios than ASA. The Board believes that it is important for ASA to attempt to lower its costs in order to compete with other investment products and to deliver more value to shareholders. As a practical matter, it is not possible to reduce costs with an internal management structure without severely diminishing services to ASA. The Board expects that Merk and Atlantic will offer broader experience and significantly increased resources to ASA, including systems and technology along with their own experienced employees. This has the potential to reduce risk and provide greater support while enabling ASA to operate at lower cost. The Board also believes that Merk may help improve ASA’s investment performance in the future. In selecting Merk, the Board determined that the proposed investment advisory fee offers savings compared to the cost of ASA providing portfolio management and operational support through its own employees, and that Merk will provide additional support in the form of research, investor communications, and internal controls. In negotiating the fee, the Board evaluated the cost structures of other actively managed investment companies with similar investment objectives and considered the fees that Merk charges its other clients (none of which are directly comparable to ASA).

The Independent Directors considered the following factors, in addition to the factors discussed above and elsewhere, among others, in connection with their consideration of the Advisory Agreement: (1) the nature, extent, and quality of the services to be provided by Merk; (2) the performance of ASA compared to a relevant market index and a peer group of investment companies; (3) the anticipated costs of the services provided and anticipated profits to be realized by Merk from its relationship with ASA; (4) the extent to which economies of scale might be realized as ASA grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in ASA. In their deliberations, the Independent Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

During extensive discussions that lasted over several meetings and included discussions between meetings, the Independent Directors considered the following, among other factors:

•

The Company’s unique structure (i.e., the Company is a Bermuda corporation that operates as a closed-end investment company pursuant to an exemptive order issued by the SEC pursuant to Section 7(d) of the 1940 Act, which requires, among other things, that the Company comply with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States that are different than those required of other registered investment companies).

•

The size of the Company relative to Merk’s other clients and that the Company would be a significant client to Merk; also that the Company will receive the requisite attention from Merk and that Merk has a significant incentive to work proactively and effectively with ASA.

•

ASA’s internal management structure and potential risk against more standard external management structures and after evaluating the potential benefits of each determined that it would be in the best interests of shareholders to replace the Company’s internal management with an external management structure.

•

The transition costs necessarily involved with moving to external management, such as severance expenses for employees, including a required termination payment of $240,000 to the CEO, David Christensen, the overlap of employee and operating expense with costs of administration and accounting for a short period of time, the Company’s lease for office space and additional legal costs associated with obtaining advice on this proxy and other matters. The Independent Directors considered that the transition costs associated with retaining Merk as investment adviser were likely to be substantially less than the costs of other options such as liquidation of the Company or seeking a merger with another entity, and that the costs should not deter their decision.

•

The potential reduction of investment management and other expenses, in particular, the potential of Merk to reduce the Company’s costs through economies of scale in operational costs from managing investments for other clients as well as the Company.

•

That a change to an external management structure would provide shareholders with increased transparency and stronger governance procedures through the discipline of their ongoing and annual reviews of Merk.

In considering the nature, extent and quality of the services to be provided by Merk, the Independent Directors received a presentation by Merk as to the services it would provide and as to its qualifications to manage ASA. The Independent Directors had a full discussion with Merk and determined the firm to be capable and qualified to perform the services to be provided under the Advisory Agreement and that the nature and extent of the services to be provided by Merk would be of high quality. The Independent Directors also noted that Merk has the experience, skills, and capabilities to manage the Company, and considered Merk’s assurance that it would hire additional professionals including an experienced portfolio manager.

The Independent Directors noted that, although the peer funds identified by Merk were limited, the Company’s expense ratio, once the Advisory Agreement took effect and the transition is accomplished, is expected to be fair and reasonable and remain competitive relative to other closed-end funds and investment vehicles with similar investment strategies. The Independent Directors recognized the difficulty of identifying a peer group of funds due to ASA’s unique structure and the limited number of other closed-end funds in this space.

The Independent Directors reviewed the projected profitability of Merk in connection with the provision of services to the Company and Merk’s projected costs in providing services to the Company. The Independent Directors recognized the challenges of estimating costs prior to commencing any work with this type of closed-end fund and, keeping this in mind, concluded that the profitability projections were not excessive. They considered other ways that Merk could benefit from its relationship with the

Company and noted that other than the advisory fee, there was no other investment adviser and brokerage fee received or receivable by Merk from the Company, and that there were no affiliated brokers of ASA or Merk that received commissions over the last fiscal year. The Independent Directors concluded that Merk would not, at this point, derive other significant benefits from its relationship with the Company.

The Independent Directors considered that the fees contained in the Advisory Agreement provided a framework to pass on to shareholders potential expense savings. They reviewed comparative information provided by Merk with respect to fees paid by funds identified as peers and noted the difficultly in determining appropriate peer funds due to the Company’s distinctive structure and investment strategy. The Independent Directors determined that the compensation to be paid to Merk would be fair and reasonable in light of the services to be provided and expenses to be incurred by Merk. They determined that due to ASA’s closed-end fund structure and historic asset levels there would be only limited opportunities to grow in size and therefore break points were not needed in the advisory fee structure.

The Independent Directors based their consideration and evaluation of Merk on the information presented and specific factors regarding the nature, extent and quality of services to be provided, including Merk’s experience managing other registered investment companies and the firm’s intention to employ additional investment and operational personnel to support ASA. After considering all information presented, the Independent Directors unanimously voted to approve the Advisory Agreement.

Under the 1940 Act, ASA’s shareholders must vote on the initial approval of the Advisory Agreement with Merk, which approval will cover the first two years of the agreement; thereafter, the Board may vote for the continuance of the agreement on an annual basis.

Required Vote: approval of the Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding shares” of the Company, as defined by the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Company present at the Annual General Meeting of Shareholders, if more than 50% of the outstanding shares of the Company are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Company.

The Board recommends that you vote FOR the approval of the
Advisory Agreement between the Company and Merk.

PROPOSAL 2:

TO ELECT THE COMPANY’S BOARD OF DIRECTORS

At its January 11, 2019 meeting, the Board, upon the recommendation of the Nominating Committee, nominated three individuals for election as directors, Gary Glynn, Bruce Hansen and Mary Joan Hoene, each to hold office as a director of the Company until the next Annual General Meeting of Shareholders.

All of the Nominees currently serve as directors of the Company and each was elected to serve as a director of the Company at the 2018 Annual General Meeting of Shareholders.

Each Nominee has consented to being named in this Proxy Statement and to serve if elected. In the event that any of the Nominees is unable or declines to serve as a director, an event that management does not anticipate, proxies may be voted at the Meeting for the election of another person in his or her place or the Board may reduce the number of directors as provided in the Company’s Bye-Laws. The persons named as proxies on the enclosed proxy card relating to the Meeting will vote FOR the election of the Nominees unless the shareholder specifically indicates on his or her proxy card a desire to vote against or abstain from voting with respect to any Nominee.

The following list sets forth the current directors and officers of the Company, including each Nominee, his or her age, address, principal occupation and present positions with the Company, including any affiliations with the Company, the length of service with the Company and other directorships held.

Unless otherwise noted, each Nominee has engaged in the principal occupation listed in the following table for five years or more. A more extensive discussion of each Nominee’s experience and qualifications can be found in the narrative description of the structure and leadership of the Board of Directors.

Name, Address(1) and Age	Position Held, Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Interested Director
David Christensen, 56	Director since 2008; President, Chief Executive Officer and Chief Investment Officer since February 2009	President, Chief Executive Officer and Chief Investment Officer of the Company since February 2009	Formerly, Director of the Denver Gold Group, a non-profit mining industry association, 2010-2015.
Independent Directors**:
Gary Glynn, 72***	Director since 2013; Chairman from 2014-2016	Retired.	Director of Taiwan Opportunities Fund Ltd. since 2012.
Bruce Hansen, 61***	Director since 2014	Chief Executive Officer, General Moly, Inc. since 2007.	Director of Energy Fuels Inc. since 2006; Director of General Moly Inc. since 2007.
Mary Joan Hoene, 69***	Director since 2014	Counsel, Carter Ledyard & Milburn LLP since 2010.	None
Officers:
Sara Heston, 39	Vice President of Investments since December 2013	Vice President of Investments of the Company since December 2013	None
David Lin, 40	Chief Financial Officer since December 2015	Principal Financial Officer and Controller of the Company from September 2014 to December 2015, Chief Financial Officer of the Company since December 2015	None
Jack Huntington, 48	Chief Compliance Officer since September 2015	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC since September 2015; Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. 2008 to 2015	None

Name, Address(1) and Age	Position Held, Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
James Nash, 38	Secretary and Deputy Chief Compliance Officer since September 2018	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC since January 2016; Associate, Regulatory Administration Advisor, JPMorgan Chase Bank 2014 to 2016.	None

(1)

The current address for each officer and director is c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402. Subsequent to March 31, 2019, the address will be ASA Gold and Precious Metals, c/o Atlantic Fund Services, Three Canal Plaza, Portland, Maine 04101.

(2)

Each director of the Company will serve as such until the next Annual General Meeting of Shareholders unless the director resigns, does not stand for re-election, or is disqualified. The Company’s executive officers serve until they are terminated or resign.

**	Not an “interested person” of the Company or Merk as that term is defined under Section 2(a)(19) of the 1940 Act (“Independent Director”).

***	A Nominee for election to the Board of Directors

Litigation Involving Directors

None of the Company’s directors, nor any affiliated person (as defined in the 1940 Act) of such directors, is a party to any material pending legal proceedings adverse to the Company or any of its affiliated persons (as defined in the 1940 Act), or has a material interest adverse to the Company or any of its affiliated persons (as defined in the 1940 Act).

Required Vote: The election of each of the directors requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board recommends that you vote FOR each Nominee.

EXECUTIVE OFFICERS

The current executive officers of the Company are David Christensen, President, Chief Executive Officer and Chief Investment Officer; Sara Heston, Vice President of Investments since December 2013; David Lin, Principal Financial Officer and Controller from September 2014 to December 2015 and Chief Financial Officer since December 2015; Jack Huntington, Chief Compliance Officer since September 2015; and James Nash, Secretary and Deputy Chief Compliance Officer since September 2018.

Prior to joining the Company as an officer in 2007, Mr. Christensen was Vice President, Corporate Development at Gabriel Resources Ltd., a gold mining company; a Director of Fundamental Equity Research for Credit Suisse First Boston; Global Coordinator of Mining Research at Merrill Lynch; and Portfolio Manager of Franklin Gold and Precious Metals Fund for Franklin Templeton Group. He was a director of Hecla Mining Company from 2002 to 2011 and a director of the Denver Gold Group from 2010 to 2015.

Prior to joining the Company in January 2010, Ms. Heston was an analyst with White River Investments for three years where she worked as a generalist with specific emphasis on the natural resources, education, financials and business services sectors. Previously, she spent three years as a technology analyst with Spinner Asset Management. Ms. Heston holds a BA in Economics from Vanderbilt

University and an MBA from Columbia University. Ms. Heston has been a Director of the Denver Gold Group since 2017.

Prior to joining the Company in September 2014, Mr. Lin was a Director of Finance for White Oak Global Advisors, LLC and Chief Financial Officer for White Oak Merchant Partners, LLC. Previously, he spent four years at Ernst & Young, most recently as an Audit Manager in the Asset Management practice. Mr. Lin received a BS in Economics from the University of California, Berkeley.

Foreside Fund Officer Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, provides a Chief Compliance Officer and Corporate Secretary under a Fund CCO Agreement and Fund Corporate Secretarial Services Agreement, respectively, between Foreside and the Company. Mr. Huntington and Mr. Nash are employed by Foreside. Prior to joining Foreside in 2015, Mr. Huntington was a Senior Vice President at Citi for seven years, most recently serving as the Head of Citi’s Regulatory Administration Department. Mr. Huntington’s previous experience also includes roles as Senior Counsel at MetLife, and Associate in the Financial Services and Investment Management Practice Group at Dechert LLP. Mr. Huntington has a BA from the University of Connecticut and JD from Drake University Law School. Prior to joining Foreside in 2016, Mr. Nash was an Associate in the Regulatory Services Department at JPMorgan Chase Bank, N.A. Mr. Nash’s previous experience includes fund administration and accounting roles at Pioneer Investments and State Street Bank and Trust. Mr. Nash holds a BA in Economics from Boston University and a JD from Suffolk University Law School. On September 26, 2018, Danielle Kulp resigned as the Company’s Secretary and Deputy Chief Compliance Officer and Mr. Nash was appointed as the Company’s Secretary and Deputy Chief Compliance Officer.

Through March 31, 2019 the address of each executive officer is c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, CA 94402.

With the full transition to Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) as administrator, anticipated to be completed on or about April 1, 2019, Mr. Nash will resign as Corporate Secretary and this role will be assumed by an individual employed by Atlantic. Mr. Huntington will continue as Chief Compliance Officer (“CCO”) and Mr. Nash will continue as Deputy CCO. Mr. Lin’s role as Chief Financial Officer will terminate and the Board will appoint an individual employed by Atlantic to this role.

The Board anticipates that Mr. Christensen’s and Ms. Heston’s roles at ASA will terminate effective on or about March 31, 2019. The Board is aware that shareholders may not approve the Advisory Agreement with Merk by that date, in which case the Board would expect to retain an interim portfolio manager to manage ASA until the vote is concluded. In the event shareholders vote against the Advisory Agreement with Merk, despite the Board’s recommendation that shareholders vote in favor of that agreement, the Board would expect to retain an interim portfolio manager while the Board considers alternatives.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Each director receives an annual retainer fee of $20,000 for services as a director, and the Chair of the Board receives an additional fee of $10,000. Each director receives a fee of $4,000 for attendance at each in-person meeting of the Board and $1,000 for attendance at each telephonic meeting of the Board (the Board waived fees for several telephonic meetings in 2018 that were scheduled in connection with evaluating the change to an external management structure). The Chair of the Audit and Ethics Committee receives an annual fee of $4,000 for acting in that capacity, and the Chairs of each of the Compensation Committee and Nominating Committee receive an annual fee of $2,000 for acting in those capacities. A director may receive additional fees for providing additional services as a director at the request of the Board.

Directors elected to the Board prior to January 1, 2008 who retired after attaining the age of 70, and after having served a minimum of 12 years, are entitled to retirement benefits for life. The annual retirement benefit for eligible directors is equal to 75% of the annual retainer fee paid to active directors, as it may be increased from time to time. Directors elected to the Board prior to January 1,

2008 retiring before attaining the age of 70 are entitled to such retirement benefit for the lesser of life or the number of years they served as directors. The Company discloses as a liability in its financial statements the retirement benefits due to current and future retired directors. Under the May 12, 2009 restated retirement plan, a director whose first election to the Board occurred on or after January 1, 2008 is not eligible to receive retirement benefits.

The following tables provide a summary of the compensation and benefits for the directors and the three most highly compensated executive officers of the Company for the fiscal year ended November 30, 2018:

Director Compensation

Director	Aggregate Compensation from the Company	Estimated Annual Pension Benefit Upon Retirement
Robert Pilkington(1)	$49,000	$15,000
Gary Glynn	$41,000	N/A
Bruce Hansen	$43,000	N/A
Mary Joan Hoene	$41,000	N/A
David Christensen(2)	$39,000	N/A

(1)	Mr. Pilkington retired and resigned from the Board effective January 8, 2019, and is now eligible for retirement benefits

(2)	Mr. Christensen is an interested director of the Company.

Executive Officer Compensation

	A	B	C	D
Name & Position	Aggregate Compensation (B, C & D)(1)	Base Compensation(2)	Cash Bonus(3)	Deferred Bonus Payable Based on 2016 Performance(3)	All Other Compensation
David Christensen, President, Chief Executive Officer and Chief Investment Officer(4),(5),(6)	$685,998	$409,498	$171,500	$105,000	$39,000(5)
Sara Heston, Vice President of Investments	$294,917	$182,417	$112,500	N/A	N/A
David Lin, Chief Financial Officer	$282,267	$217,267	$65,000	N/A	N/A

(1) Except as otherwise noted, aggregate compensation listed in Column A is the sum of the amounts shown in Columns B-D.

(2) “Base Compensation” reflects the executive officer’s base salary and a 401(k) plan safe harbor contribution in the amount of 3% on both the officer’s annual salary and bonus, up to certain statutory limitations. For Mr. Christensen, Base Compensation also includes one-third of the $3,745 premium paid by the Company for a life insurance policy on Mr. Christensen’s life. In the event of Mr. Christensen’s death, the Company would receive two-thirds of the proceeds, and Mr. Christensen’s beneficiaries would receive one-third of the proceeds. This policy will be terminated upon Mr. Christensen’s departure from the Company, expected on March 31, 2019.

(3) Cash bonuses may be awarded to the executive officers in the Board’s discretion. Seventy percent of any cash bonus awarded to Mr. Christensen vests immediately and is paid by the Company, usually in the first quarter of the following fiscal year. Thirty percent of any such cash bonus awarded may be deferred at the Board’s discretion for two years from the grant date and generally would vest only if he is still employed by the Company on the second anniversary of the grant date, resigned for good reason or was terminated not for cause

(4) Mr. Christensen was awarded a $245,000 bonus for the fiscal year 2018. As discussed in Note 3 above, seventy percent of Mr. Christensen’s fiscal year 2018 bonus, or $171,500, vested immediately and will be paid during the first fiscal quarter of 2019. This amount is shown in Column C. Thirty percent of the bonus, or $73,500, was deferred for two years and will vest on the second anniversary of the grant date, or if he resigns for good reason or is terminated not for cause before that date. Column D shows the deferred portion of the bonus awarded to Mr. Christensen for fiscal year 2016 that vested on the second anniversary of the grant date, and will be paid during the first fiscal quarter of 2019.

(5) Mr. Christensen received compensation as an Interested Director of the Company in the amount of $39,000, as noted in the “Director Compensation” table. This amount is not included in the Aggregate Compensation shown in Column A.

(6) In the event the Company terminates the employment of Mr. Christensen other than for cause (except in connection with the winding-up and liquidation of the Company) or Mr. Christensen resigns his or her employment for good reason, the Company is required to pay Mr. Christensen a sum equal to 60% of his then-effective annual salary (100% of his then-effective annual salary in the event of the Mr. Christensen’s termination of employment in connection with a winding-up and liquidation of the Company). Due to the Board’s decision to externalize portfolio management with Merk as investment adviser, as indicated in Proposal 1, the Company has informed Mr. Christensen that he will be terminated on March 31, 2019, and the required payment of $240,000 will be made to him on or about that date.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of common shares of the Company by each director, each executive officer, and all directors, and executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director and executive officer.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Outstanding Shares	Aggregate Dollar Range of Share Ownership(2)
Interested Director/Executive Officer:
David Christensen	10,000	*	$50,000-$100,000
Independent Directors:
Mary Joan Hoene	4,200	*	$10,000-$50,000
Gary Glynn	4,000	*	$10,000-$50,000
Bruce Hansen	1,000	*	$0-$10,000
Other Executive Officers:
Jack Huntington	None	N/A	N/A
Sara Heston	2,523	*	$10,000-$50,000
David Lin	None	N/A	N/A
James Nash	None	N/A	N/A
All Directors and Executive Officers as a group:	21,723	*	N/A

(1)	Each individual has sole voting and investment power over the shares shown opposite his or her name.

(2)	Valuation as of the Record Date.

*	The common shares shown for this individual or group, as applicable, constituted less than 1% of the Company’s outstanding common shares.

BOARD OF DIRECTORS

Leadership Structure and Qualifications of Board of Directors

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is currently composed of four members—Mr. Christensen, the Interested Director, and Messrs. Glynn and Hansen and Ms. Hoene, the three Independent Directors. Mr. Pilkington, a former Independent Director, retired and resigned from the Board, effective January 8, 2019, for personal reasons. Mr. Pilkington served on the Board for nearly 40 years, and management and the Board thanks Mr. Pilkington for his dedicated service to the Company. Mr. Christensen, the Interested Director and current portfolio manager of the Company, has decided not to stand for re-election to the Board. Mr. Christensen’s role as President, Chief Executive Officer and Chief Investment Officer of the Company will terminate on March 31, 2019. The Board thanks Mr. Christensen for his dedicated service to the Company. At its meeting on January 11, 2019, the Nominating Committee of the Board and the full Board therefore determined that with the transition to Atlantic as administrator and the anticipated and recommended retention of Merk as investment adviser, it would be most appropriate for the Board to reduce its size to the three current Independent Directors effective as of the conclusion of the Meeting rather than propose a new director at this time. The Board intends to evaluate its size and structure at a later time, in light of the expected changes at ASA.

Also at the January 11, 2019 meeting, the Board elected an Independent Director, Ms. Hoene, to serve as Chair of the Board. The Chair: (i) coordinates the activities of the directors and leads the directors at Board meetings; (ii) works with the Company’s executive officers, the Company’s Chief Compliance Officer, the Company’s legal counsel, and the Chairs of the Board’s Committees, as necessary, to determine the agenda for Board and Committee meetings; (iii) serves as the principal contact for and facilitates communication between the Independent Directors and the Company’s management; and (iv) performs any other duties that the Board may delegate to the Chair. The Chair also presides at separate meetings of the Independent Directors where various matters, including those being considered at Board meetings, are discussed

The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the directors may meet in person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established three standing Committees: Compensation Committee, Audit and Ethics Committee, and Nominating Committee. In addition, the Board may establish non-standing Board Committees from time-to-time. The Board also serves as the Company’s foreign custody manager in overseeing the custody of the Company’s assets outside of the U.S.

The directors have determined that the Board’s leadership structure, taking into account, among other things, its Committee structure, which permits certain areas of responsibility to be allocated to the Independent Directors, and the role of its Chair described above, are appropriate in light of the relatively small size of the Company’s organization. The Board believes that its structure enables the Board’s oversight of, and independence from, management, the ability of the Board to carry out its responsibilities on behalf of the shareholders, Board communication, and the Company’s overall corporate governance.

The Board has concluded that, based on each director’s experience, qualifications, character, integrity, attributes, and skills on an individual basis and in combination with those of the other nominees, each director should serve as a director. Among other attributes common to all directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors and management of the Company, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through: (i) business, consulting, public service, or academic positions; (ii) a director’s educational background or professional training; (iii) experience from service as a director of the Company, other public companies, non-profit entities or other organizations; or (iv) other relevant experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that supports the conclusion that each person should serve as a director.

Mr. Glynn was nominated to be a director of the Company given his extensive finance and investment management experience. Mr. Glynn previously served as President and Chief Investment Officer for the U.S. Steel and Carnegie Pension Fund. He is also a director for the Taiwan Opportunities Fund Limited, a Bermuda registered investment company. Mr. Glynn was a Trustee of the Steelworkers Pension Trust from 2009-2011.

Mr. Hansen was nominated to be a director of the Company given his extensive mining company, executive and finance experience. Mr. Hansen has been Chief Executive Officer of General Moly, Inc., a U.S.-based molybdenum mining company located in Lakewood, Colorado, since 2007. Prior to that, Mr. Hansen served in various senior executive positions at Newmont Mining Corporation, including as Senior Vice President, Operations Services and Development from 2005-2007 and Senior Vice President and Chief Financial Officer at Newmont from 1999 to 2005.

Ms. Hoene was nominated to be a director of the Company given her extensive legal, compliance and regulatory experience in the securities and investment management industry. She has been Counsel in the Corporate Department of Carter Ledyard & Milburn LLP since 2010, having previously served as Partner from 1999-2004. She served as Senior Vice President & Independent Chief Compliance Officer for Columbia Funds, Liberty All-Star Funds, Galaxy Funds, BACAP Registered Hedge Fund and Columbia Multi-Strategy Hedge Fund (Bank of America Corporation) in Boston, MA from 2004-2007. Ms. Hoene has held senior management positions at the Securities and Exchange Commission and several large financial services companies. She also led the legal development of the first exchange traded gold securities product from 2002 to 2004.

Risk Oversight

The Board is responsible for oversight of the risks associated with the Company’s operations including investment, compliance, operational, and valuation risks. Risk oversight is addressed as part of various regular Board and Committee activities. Day-to-day risk management functions are the responsibility of the Company’s management and service providers (depending on the nature of the risk), who carry out the Company’s investment management and business affairs. Management and service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider has its own interest in risk management, and its policies and methods of risk management will depend on its functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board, directly or through its Committees, interacts with and reviews reports from, among others, the Company’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer, the Company’s independent registered public accounting firm, Company counsel, and service providers, as appropriate, regarding risk management and compliance matters.

BOARD COMMITTEES

Audit and Ethics Committee

The current members of the Audit and Ethics Committee are Messrs. Hansen (Chair) and Glynn, and Ms. Hoene, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange (the “NYSE”)). The Board has determined that Mr. Hansen is qualified to serve as Audit Committee financial expert. The Audit and Ethics Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Audit and Ethics Committee include overseeing: (i) the Company’s accounting and financial reporting policies and practices; (ii) the Company’s internal controls and procedures; (iii) the integrity, quality and objectivity of the Company’s financial statements and the audit thereof; and (iv) the Company’s compliance with legal and regulatory requirements. The

Audit and Ethics Committee is directly responsible for the selection, compensation, oversight and, when appropriate, termination of the Company’s independent auditors (subject to ratification of the selection by a majority of the Independent Directors and appointment by shareholders). Attached as Appendix A is a copy of the Company’s Audit and Ethics Committee Report with respect to the Company’s audited financial statements for the fiscal year ended November 30, 2018.

Compensation Committee

The current members of the Compensation Committee are Ms. Hoene (Chair) and Messrs. Glynn, and Hansen, each of whom is an Independent Director. It is the responsibility of the Committee to make recommendations to the Board regarding compensation of the Company’s executive officers and members of the Board. The Committee considers criteria as deemed relevant to the compensation of the Chief Executive Officer and other officers of the Company; reviews at least annually the compensation and performance of the Chief Executive Officer; considers, in consultation with the Chief Executive Officer, the compensation and performance of other officers; makes recommendations to the Board with respect to compensation of the Chief Executive Officer and other officers; and periodically reviews director compensation and makes recommendations to the Board with respect to the form and amount of such compensation. The Compensation Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com.

In making recommendations to the Board with respect to compensation of the Chief Executive Officer and other officers, the Compensation Committee takes into account the Company’s investment strategy and internally managed structure. When determining bonuses, the Compensation Committee considers, among other things, the total return of the Company’s portfolio holdings over time relative to industry indices, the Company’s performance in light of the current gold and precious metals markets and the overall economic environment. The Compensation Committee also considers additional responsibilities of the Chief Executive Officer that are inherent to the Company’s internal management. For example, along with portfolio investment decisions and oversight, the Chief Executive Officer is responsible for the day-to-day management of the Company’s business, including budgets and expenses, managing employees and interactions with directors, risk management and compliance and addressing other business concerns beyond the traditional role of a portfolio manager or president of an externally managed closed-end fund. All employees are expected to work effectively together as a team. The Committee also recognizes that the Company does not engage an investment adviser and pay an advisory fee based on a percentage of its assets, which expense (in terms of dollars paid) would automatically increase or decrease with the fluctuations in value of its portfolio holdings. Instead, the Company bears all costs of its operations directly. When values of the Company’s portfolio holdings decrease significantly, the relatively fixed costs of operations will result in an increase in its expense ratio. The Company reports its annual total returns for the past one, three-, five-, and ten-year periods compared to returns of its benchmark in its annual report. The Board believes this information will be useful to shareholders as it provides some additional indication of the potential risks and benefits of investing in the Company over time.

If, as encouraged by the Independent Directors, ASA shareholders vote in favor of Proposal 1 to approve the Advisory Agreement with Merk, the role and duties of the Committee will be evaluated because the Company will no longer have its own employees.

Nominating Committee

The current members of the Nominating Committee are Messrs. Glynn (Chair), Hansen and Ms. Hoene, each of whom is an Independent Director. The Nominating Committee is responsible for identifying qualified candidates for the Board and the Committees of the Board. The Nominating Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Nominating Committee include: (i) considering and evaluating the structure, composition and membership of the Board and each of its Committees; (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary; and (iii) evaluating and recommending directors to serve as members of the Committees of the Board.

INFORMATION REGARDING THE COMPANY’S PROCESS FOR NOMINATING
DIRECTOR CANDIDATES

The Nominating Committee will recommend to the Board candidates for new or vacant Board positions based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company’s shareholders and to promote the effective operations of the Board. In considering director candidates, the Nominating Committee may take into account a variety of factors, including whether the candidates: (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board Committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. The Nominating Committee has not adopted any specific diversity policy but will take into account in its consideration of new candidates to the Board whether a candidate’s background, experience and skills will contribute to the diversity of the Board and such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

The Committee considers candidates from any source deemed appropriate by the Committee, including: (i) the Company’s current directors; (ii) the Company’s officers; and (iii) the Company’s shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third-party search firm to identify potential candidates.

The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chair—Nominating Committee, c/o ASA Gold and Precious Metals Limited, up to March 31, 2019 to 400 South El Camino Real, Suite 710, San Mateo, California 94402, and after that date to ASA Gold and Precious Metals Limited, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101 The shareholder recommendation must be received no later than October 1, 2019 to be considered for the 2020 Annual General Meeting of Shareholders. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. The recommendation should also include information sufficient to determine whether the candidate could serve as an Independent Director. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders.

DIRECTOR ATTENDANCE AT MEETINGS

During the fiscal year ended November 30, 2018, there were seven formal meetings of the Board, six meetings of the Audit and Ethics Committee, four meetings of the Compensation Committee, and one meeting of the Nominating Committee. There were also several telephonic Board meetings to discuss the move to external management; the Directors were not paid for these meetings. Each director attended 100% of the meetings of the Board, and each director attended 100% of the meetings of the Committees on which he or she served.

Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to attend. The 2018 Annual General Meeting of Shareholders was attended by all of the Company’s directors.

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Company’s Board or to an individual director by mailing such correspondence to the Board or to the individual director, c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402. After March 31, 2019, all such correspondence should be mailed to ASA Gold and Precious Metals Limited, c/o Atlantic Fund Services, Three Canal Plaza, Portland, Maine 04101. Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must also meet all the requirements of Rule 14a-8. See “Shareholder Proposals” below.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Company’s directors, officers and persons who beneficially own more than 10% of the Company’s common shares to file reports of ownership of the Company’s shares and changes in such ownership on Forms 3, 4, and 5 with the Commission. Such persons are required by Commission regulations to furnish the Company with copies of all such filings. Based solely upon a review of the copies of such forms furnished, the Company does not know of any director, officer or person who beneficially owns more than 10% of the Company’s common shares who, during the Company’s last fiscal year, failed to file on a timely basis the required reports.

PROPOSAL 3:

RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT
AUDITORS AND AUTHORIZATION OF THE AUDIT AND ETHICS COMMITTEE OF THE
BOARD TO SET THE AUDITORS’ REMUNERATION

In accordance with Section 89 of the Companies Act 1981 of Bermuda (the “Companies Act”), the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Audit and Ethics Committee of the Board of Directors to set the auditors’ remuneration. The Companies Act dictates that the Independent Auditor will hold office until the close of the next Annual General Meeting. Additionally, the Companies Act provides that the Board may set the remuneration of an Independent Auditor approved by the shareholders of the Company if the shareholders authorize them to do so. The Audit and Ethics Committee has nominated Tait, Weller & Baker LLP (“TWB”), Philadelphia, PA, an independent registered public accounting firm, to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2019. TWB served as independent auditors to the Company for the fiscal year ending November 30, 2018. The Board, including a majority of the Independent Directors, has ratified TWB’s nomination and has directed that TWB’s selection be submitted to the Company’s shareholders for ratification and approval of appointment and for authorization to set the remuneration of TWB.

In the opinion of the Audit and Ethics Committee, the services provided by TWB are compatible with maintaining the independence of the Company’s independent registered public accounting firm. TWB has informed the Company that, in its professional judgment, it is not aware of any relationships between TWB and the Company that may reasonably be thought to influence its independence.

A representative of TWB is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Neither the Company nor anyone acting on its behalf consulted with TWB at any time prior to TWB’s initial selection by the Audit and Ethics Committee with respect to the application of accounting principles to any transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s accounts.

Audit and Non-Audit Fees

Aggregate fees charged by TWB for professional services rendered to the Company for the fiscal years ended November 30, 2018 and November 30, 2017 are set forth below:

	Fiscal Year 2018	Fiscal Year 2017
Audit Fees	$50,000	$50,000
Audit-Related Fees	0	0
Tax Fees	5,000	5,000
All Other Fees	0	0

Total	$55,000	$55,000

Audit Fees include the aggregate fees billed for professional services rendered by TWB for the audit of the Company’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

Audit-Related Fees include the aggregate fees billed for assurance and related services by TWB that are reasonably related to the performance of the audit or review of the financial statements.

Tax Fees include the aggregate fees billed for professional services rendered by TWB in connection with tax compliance, tax advice and tax planning. The figures for 2018 and 2017 include fees billed for U.S. tax advisory services.

All Other Fees include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by TWB.

The aggregate fees charged by TWB for non-audit services rendered to the Company for each of the fiscal years ended November 30, 2018 and November 30, 2017 were $5,000, as noted above, for Tax Fees.

Policy on Audit and Ethics Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit and Ethics Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. During the fiscal year ended November 30, 2018, there were no services included in Audit-Related Fees, Tax Fees and All Other Fees that were approved by the Audit and Ethics Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the Chair of the Audit and Ethics Committee. Any such pre-approval by the Chair of the Audit and Ethics Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level require specific pre-approval by the Audit and Ethics Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Audit and Ethics Committee, provided the Committee is informed of each such service. The Audit and Ethics Committee has not established such policies and procedures.

Required Vote: The ratification and approval of the appointment of the Company’s independent auditors and the authorization for the Audit and Ethics Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board recommends that you vote FOR Proposal 3.

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act, the Company’s audited financial statements for the fiscal year ended November 30, 2018 will be made available at the Meeting. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at the Meeting.

ADDITIONAL INFORMATION

The principal executive office of the Company is located at 400 South El Camino Real, Suite 710, San Mateo, California 94402. On or about March 31, 2019, the Company’s office will close and the mailing address will change to ASA Gold and Precious Metals Limited, c/o Atlantic Fund Services, Three Canal Plaza, Portland, Maine 04101. ALPS Alternative Investment Services, LLC (“ALPS”), located at 2699 South Bayshore Drive, 9th Floor, Miami, FL 33133, provides fund accounting services to the Company. Effective on or about March 1, 2019, the Company’s agreement with ALPS will terminate and Atlantic will provide accounting and fund administration services to the Company.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the Company’s proxy statement and proxy card for the 2020 Annual General Meeting, the proposal must be received no later than October 1, 2019. The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials. If a shareholder wishes to present a proposal or nomination of a person as a director for consideration at the 2020 Annual General Meeting without inclusion of such proposal or nomination in the Company’s proxy statement and proxy card, the notice of such proposal or nomination must be received no later than December 15, 2019.

Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require that a proposal be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA Gold and Precious Metals Limited, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Meeting. If, in his discretion, the Chair determines that other business has properly come before the Meeting that requires a vote of the shareholders, the persons named as proxies will vote thereon in accordance with their best judgment.

February 22, 2019

APPENDIX A

Form of Advisory Agreement

ASA GOLD AND PRECIOUS METALS LIMITED
INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is dated effective as of [_________, 2019], by and between ASA Gold and Precious Metals Limited, a Bermuda corporation, with its principal office and place of business at Atlantic Fund Services, 3Canal Plaza, Suite 600, Portland, ME 04101 (the “Fund”), and Merk Investments LLC a Delaware limited liability company, with its principal office and place of business at 44 Montgomery St #3730, San Francisco, CA 94104 (the “Adviser”).

WHEREAS, the Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to a 1958 order, as amended, under Section 7(d) of the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified precious metals and mining fund, with its common shares, par value $1.00 (the “Shares”), listed on the New York Stock Exchange; and

WHEREAS, the Fund desires that the Adviser perform investment advisory and operational services for the Fund, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Fund and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Fund hereby appoints the Adviser, subject to the supervision of the Board of Directors of the Fund (“Board”), to manage the investment and reinvestment of the assets in the Fund and to provide other services as specified herein, including, but not limited to, operational services described in Section 3(c) herein. The Adviser accepts this appointment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Fund shall deliver to the Adviser copies of: (i) the Fund’s organizational documents; (ii) the Fund’s most recent Registration Statement and amendments thereto with respect to the Fund filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Fund’s most recent semi-annual and annual report; (iv) all written policies and procedures adopted by the Fund with respect to the Fund that are relevant to the services provided by the Adviser, and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing (collectively the “Procedures”); and (v) any books and records held internally at the Fund that may be reasonably requested by the Adviser to assist the Adviser in performing the services hereunder. The Fund shall also deliver to the Adviser: (v) a certified copy of the resolution of the Board, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of such parties, appointing the Adviser as the manager of the Fund and approving this Agreement; (w) a certified copy of the resolution of the Fund’s shareholder(s), if applicable, appointing the Adviser; (x) a copy of all proxy statements and related materials relating to the Fund filed with the SEC during 2019; (y) a certified copy of the resolution of the Fund electing the officers of the Fund; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)	The Adviser shall deliver to the Fund a copy of its: (i) Form ADV as most recently filed with the SEC; (ii) code of ethics complying with the requirements of Rule

206(4)–7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and Rule 17j-1 under the 1940 Act (the “Code”) and (iii) its compliance program that meets the requirements of the federal securities laws. The Adviser shall promptly furnish the Fund with all amendments of or supplements to the foregoing.

SECTION 2. DUTIES OF THE FUND

In order for the Adviser to perform the services required by this Agreement, the Fund: (i) shall cause all service providers to the Fund to furnish information within their respective domains to the Adviser reasonably necessary to the performance of its duties herein and to assist the Adviser as may be required; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Fund or any service provider to the Fund as necessary or appropriate to the performance of its duties herein.

SECTION 3. DUTIES OF THE ADVISER

The Adviser, at its own expense, shall render the following services to the Fund:

(a)

The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets on behalf of the Fund consistent with the Fund’s investment objectives, policies and restrictions. The Fund seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals. The Adviser will adhere to the Fund’s investment objectives, policies and limitations as set forth in the Fund’s current registration statement, as amended from time to time, any applicable SEC exemptive relief, and applicable laws and regulations and in compliance with other investment guidelines or restrictions established from time to time by the Board, after consultation with the Adviser, which shall be communicated to the Adviser in writing. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board. The Adviser shall keep confidential the Fund’s holdings in accordance with the Fund’s policy concerning the disclosure of such holdings.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides permissible brokerage and research services. Subject to compliance with Section 28(e), the Adviser may cause the Fund to pay to any broker-dealer who provides permissible brokerage and research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Fund, the Fund and the Adviser, and on its own initiative, or as requested by the Board, will furnish the Board from time to time with such information as the Board may reasonably request or as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request.

(c)

The Adviser will assume certain operational aspects of the Fund, including maintaining databases and records of the Fund with respect to the Fund’s history, personnel, research, brokers and counterparties, and portfolio performance and fulfilling responsibilities of the Fund under agreements with vendors and professional firms and with terminated employees except to the extent that the Board notifies the Adviser in writing of its desire to assume such duties itself or to contract with other service providers or if applicable regulations do not permit the Advisers to assume such aspects. The Adviser will maintain all such records for, at minimum, the time period required under the 1940 Act and the Advisers Act. The Adviser will facilitate winding down or terminating any existing agreements that are no longer desired by the Board (“Legacy Agreements”), including, but not limited to, negotiating a termination or sublease of the Fund’s current office lease and/or terminating or assuming the Fund’s current contracts with external IT service providers, as may be applicable. The Adviser will also manage the Fund’s website; make customary and required reports, including fact sheets, available; and communicate with the public, subject to applicable rules and regulations; and issue regulatory press releases that will be coordinated with the Fund’s administrator. For purposes of clarity, it is understood that the operational services to be provided to the Fund by the Adviser pursuant to this Agreement shall not include, unless specifically agreed otherwise by the parties hereto in writing, services that are necessary or appropriate as a result of new rules or regulations imposed on the Fund after the date hereof.

(d)

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of all such personnel and the performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Fund’s behalf in any such respect.

(e)

The Adviser will report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser will notify the Fund as soon as reasonably practicable and, where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser.

(f)

The Adviser shall maintain policies and procedures relating to the services it provides to the Fund that are reasonably designed to prevent violations of the federal securities laws as they relate to the Fund, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Adviser also shall provide, upon reasonable request, the Fund’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any violation of the federal securities laws. Upon the written request of the Fund, the Adviser shall permit the Fund or its representatives to examine the reports required to be made to the Adviser under the Code.

(g)

The Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Fund pursuant to applicable law. To the extent required by law, the books and records pertaining to the Fund which are in possession of the Adviser shall be the property of the Fund. The Fund, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided promptly by the Adviser to the Fund or its representatives.

(h)

The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(i)

The Adviser will provide the Fund and the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the Fund or the Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Fund’s Portfolio Securities Valuation Procedures, provided, however, the Adviser shall not be deemed to be a pricing agent for the Fund. In accordance with the Fund’s Portfolio Securities Valuation Procedures, which may be amended from time to time, the Adviser will provide reasonable assistance to the Fund in determining the fair value of securities or other investments owned by the Fund and will monitor the securities and other investments held by the Fund for significant events that could affect the value of those securities or investments that are not reflected in the current market value of such securities or investments.

(j)

The Adviser will provide the Fund’s administrator any information available to the Adviser necessary for the performance of the administrator’s duties pursuant to the Administrator’s service agreement with the Fund, including but not limited to coordinating with the administrator to issue regulatory press releases.

(k)

The Fund shall provide the Adviser with all proxies received on securities held in the Fund’s portfolio and the Adviser shall exercise the Fund’s voting rights with respect to such proxies in the best interests of the Fund’s shareholders and in accordance with the Fund’s proxy voting policies.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Fund shall pay the Adviser, with respect to the Fund, a fee at an annual rate of 0.70% of the annual average daily net assets of the Fund (“Adviser Fees”). Such Adviser Fees shall be accrued by the Fund daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If Adviser Fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all Adviser Fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement, the Fund shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Adviser may from time to time reimburse expenses of the Fund or waive its Adviser Fees to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for a period of time specified by the parties from time to time in a separate letter of agreement. Furthermore, if a Legacy Agreement cannot be assigned from the Fund to the Adviser, but the Adviser desires to utilize the services provided in such Legacy Agreement, the Adviser will continue to use the services under the Legacy Agreement and will reimburse the Fund for such expenses. The Adviser’s reimbursement of the Fund’s expenses shall be estimated and paid to the Fund monthly in arrears, at the same time as the Fund’s payment to the Adviser for such month.

(c)

The Fund shall be responsible for and assumes the obligation for payment of all of its expenses not specifically waived, assumed or agreed to be paid by the Adviser, including but not limited to: (i) the Adviser Fee payable under this Agreement; (ii) the fees payable to the Fund administrator under a service agreement between the administrator and the Fund; (iii) interest charges, taxes, brokerage fees and commissions, and dividends on short sales; (iv) premiums of insurance for the Fund, its directors and officers, and fidelity bond premiums; (v) fees and expenses of third parties, including invoices for Legacy Agreements (except for Legacy Agreements retained by the Adviser pursuant to Section 4(b) above), and fees and expenses relating to the Fund’s independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vi) fees of pricing, interest, dividend, credit and other reporting services; (vii) costs of membership in trade associations; (viii) telecommunications expenses incurred by the Fund; (ix) funds’ transmission expenses; (x) auditing, legal and Fund compliance expenses; (xi) costs of maintaining the Fund’s existence; (xii) costs of preparing, filing and printing the Fund’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiii) expenses of meetings of shareholders and proxy solicitations therefor (except as otherwise agreed by the Fund and the Adviser); (xiv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xv) costs of reproduction, stationery, supplies and postage; (xvi) fees and expenses of the Fund’s directors and officers; (xvii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) serving as officers to the Fund for the cost of performing such services for the Fund (including the cost of adding such persons to the Fund’s Directors and Officers errors and omissions insurance coverage); (xviii) costs of Board, Board committee and other corporate meetings; (xix) SEC registration fees and related expenses; (xx) state, territory or foreign securities laws registration fees and related expenses; and (xxi) all fees and expenses paid by the Fund in accordance with any distribution or service plan or agreement related to similar matters, unless the Adviser agrees otherwise to pay for such expense.

SECTION 5. STANDARD OF CARE; INDEMNIFICATION

(a)

The Fund shall expect of the Adviser, and the Adviser will give the Fund the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Fund. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Fund, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b)

Adviser shall not be liable for the errors of other service providers to the Fund, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Fund. The Adviser shall not be liable to the Fund for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Fund; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c)

The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)

The Fund shall, to the fullest extent permitted by law, indemnify and save harmless the Adviser, its affiliates, and any of their respective partners, members, directors, officers, employees, and agents (the “Indemnitees”) from and against any and all claims, liabilities, damages, losses, costs, and expenses, that are incurred by any Indemnitee and that arise out of or in connection with the performance or non-performance of or by the Indemnitee of any of the Adviser’s responsibilities hereunder, provided that an Indemnitee shall be entitled to indemnification hereunder only if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Fund; provided, however, that no Indemnitee shall be indemnified against any liability to the Fund or its investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Indemnitee’s duties under this Agreement (“disabling conduct”).

(e)

Expenses, including reasonable counsel fees incurred by the Indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of a proceeding upon receipt by the Fund of an undertaking by or on behalf of the Indemnitee to repay amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Agreement; provided, however, that (i) the Indemnitee shall provide security considered in the reasonable discretion of the Fund to be appropriate for such undertaking; (ii) the Fund shall be insured against losses arising from any such advance payments; or (iii) either a majority of the independent directors that are not parties to the proceeding, acting on the matter, or independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

SECTION 6. EFFECTIVENESS; DURATION AND TERMINATION

(a)	This Agreement shall become effective with respect to the Fund as of the date first written above.

(b)

This Agreement shall remain in effect for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods thereafter; provided that such continuance is specifically approved at least annually: (i) by the

Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Fund’s directors who are not parties to this Agreement or interested persons of any such party (other than as directors of the Fund); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Fund; provided however that the Board may terminate this Agreement without prior written notice where the Board reasonably determines that the Adviser cannot or is not expected to render reasonable quality of services. This Agreement shall terminate immediately upon its assignment.

SECTION 7. ACTIVITIES OF THE ADVISER

Except to the extent necessary to honor its fiduciary obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity. The Adviser shall, for all purposes herein, be deemed to be an independent contractor and, except as expressly authorized herein, shall have no authority to act for or represent the Board or the Fund in any way or otherwise be deemed an agent for the Fund

SECTION 8. REPRESENTATIONS OF ADVISER

The Adviser represents and warrants that: (i) it is registered as an investment adviser under the Advisers Act (and will continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act, the Advisers Act or the Commodity Exchange Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency or any securities exchange on which the Fund’s shares are listed (“Exchange”), necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise or otherwise implicate the listing of the Fund’s shares on an Exchange.

SECTION 9. LIMITATION OF SHAREHOLDER AND DIRECTOR LIABILITY

The directors of the Fund and the shareholders of the Fund shall not be personally liable for any obligations of the Fund, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the directors of the Fund or the shareholders of the Fund.

SECTION 10. RIGHTS TO NAMES

The Fund acknowledges that, as between the Fund and the Adviser, the Adviser owns and controls the term “Merk.” The Adviser grants to the Fund a royalty-free, non-exclusive license to use the name “Merk” in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by the Adviser, in which event the Fund shall promptly take whatever action may be necessary (including calling a meeting of its Board or shareholders) to change its name and to discontinue any further use of the name “Merk” in the name of the Fund or otherwise. The name “Merk” may be used or licensed by the Adviser in connection with any of its activities, or licensed by the Adviser to any other party.

The Adviser acknowledges that, as between the Adviser and the Fund, the Fund owns and controls the term “ASA Gold and Precious Metals Limited,” and all other derivatives thereof (collectively, “ASA”). The Fund grants to the Adviser a royalty-free, non-exclusive license to use the name “ASA” in the course of providing services under this Agreement for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by the Fund, in which event the Adviser shall promptly take whatever action may be necessary to change its name and to discontinue any further use of the name “ASA”. The name “ASA” may be used or licensed by the Fund in connection with any of its activities, or licensed by the Fund to any other party.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)	This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or sent by telecopier or electronically to the requisite party, at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)	No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(j)

The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(k)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(l)

The Adviser shall not use the name of the Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Fund prior thereto in writing; provided however, that the approval of the Fund shall not be required for the use of the Fund’s name which merely refers in accurate and factual terms to the Fund in connection with Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

(m)	The provisions of Sections 5, 6, 9 and 11 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

ASA GOLD AND PRECIOUS METALS LIMITED

By:
Title: Chair

MERK INVESTMENTS LLC

By: Axel Merk
Title: President

APPENDIX B

ASA GOLD AND PRECIOUS METALS LIMITED

AUDIT AND ETHICS COMMITTEE REPORT

The Audit and Ethics Committee (the “Committee”) of the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (the “Company”) was created to assist the Board in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, the Company’s Independent Registered Public Accounting Firm (“auditors”), and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out a proper audit. The auditors report directly to the Committee and are ultimately accountable to the Board and the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In carrying out its responsibilities, the members of the Committee are entitled to rely, in good faith, on: (i) the integrity of those persons and organizations inside and outside the Company from which the Committee receives information; and (ii) the accuracy of the financial and other information provided and representations made to the Committee by such persons or organizations.

In addition, the Board and the Committee have reviewed and discussed the Company’s audited financial statements with management and with Tait, Weller & Baker, LLP (“TWB”), the Company’s auditors. The Committee has discussed with TWB the matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301: Communications with Audit Committees and Rule 3526: Communication with Audit Committees Concerning Independence, and has received the communications from TWB required by these rules and regulations.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Committee set forth in the Audit and Ethics Committee Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended November 30, 2018.

This report has been approved by all of the members of the Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange’s listing standards.

January 11, 2019

Bruce Hansen (Chair)
Gary Glynn
Mary Joan Hoene

ASA GOLD AND PRECIOUS METALS LIMITED

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Your vote matters – here’s how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on March 26, 2019.

Online Go to www.investorvote.com/asa or scan the QR code — login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/asa

ASA Gold and Precious Metals Limited — Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	PROPOSALS —	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 2 AND “FOR” PROPOSALS 1 AND 3.

		For	Against	Abstain
1.	To approve the investment advisory agreement between the Company and Merk Investments LLC.	☐	☐	☐

2.	Election of Directors:

		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Gary Glynn	☐	☐	☐	02 - Bruce Hansen	☐	☐	☐	03 - Mary Joan Hoene	☐	☐	☐

		For	Against	Abstain
3.	To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2019, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration.	☐	☐	☐	4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on this proxy. Joint shareholders should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

1 U P X

02Z35B

ASA Gold and Precious Metals Limited

RETURN YOUR PROXY VIA THE INTERNET OR BY TELEPHONE

Dear Shareholder:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

ASA Gold and Precious Metals Limited encourages you to return your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week. If you return your proxy electronically via the Internet or by telephone, you do NOT need to mail your proxy card.

•	To return your proxy electronically via the Internet, go to the website: www.investorvote.com/asa and follow the prompts. You must use the information printed in the title bar on the reverse side of this card.

•	To return your proxy by telephone, use a touch-tone telephone and call toll free 1-800-652-VOTE (8683). You must use the information printed in the title bar on the reverse side of this card.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact The Proxy Advisory Group, LLC, which is assisting ASA Gold and Precious Metals Limited, at 1-888-337-7699 (call toll-free).

Thank you for your prompt attention to this request.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/asa

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ASA Gold and Precious Metals Limited — Annual General Meeting Proxy Card

This proxy is being solicited on behalf of the Board of Directors of ASA Gold and Precious Metals Limited (the “Company”).

The undersigned hereby appoints as proxies David Lin and James Nash, and each of them (with power of substitution), to vote all of the undersigned’s shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held on March 26, 2019 at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, and any adjournment or postponement thereof (the “Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each Proposal, with discretionary power to vote upon such other business as may properly come before the Meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

(Continued, and please sign, on reverse side.)

C	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐